                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                   /s/ Don Logan
                                                   -----------------------------
                                                   Don Logan

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.






                                                      /s/ Daniel S. Brunner
                                                      --------------------------
                                                      Daniel S. Brunner

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                      --------------------------
                                                      Robert S. Colman

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                          /s/ Ronald H. Galowich
                                                          ----------------------
                                                          Ronald H. Galowich

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                     /s/ Michael J. Boskin
                                                     ---------------------------
                                                     Michael J. Boskin, Ph.D.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                      /s/ Burton W. Kanter
                                                      --------------------------
                                                      Burton W. Kanter

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                     /s/ Thomas J. Pritzker
                                                     ----------------------
                                                     Thomas J. Pritzker

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                       /s/ David E. Simon
                                                       -------------------------
                                                       David E. Simon

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                       /s/ James C. Smith
                                                       -------------------------
                                                       James C. Smith

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                  /s/ Joseph E. Whitters
                                                  ------------------------------
                                                  Joseph E. Whitters

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of FIRST HEALTH GROUP CORP., a Delaware corporation (the "Company"), which is about to file a Registration Statement on Form S-8 (or other appropriate form) with respect to the shares of common stock, $.01 par value per share to be issued upon the exercise of options granted and to be granted pursuant to the Company's 1998 Stock Option Plan (the "Plan") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, whose signature appears below hereby constitutes and appoints James C. Smith, Ronald H. Galowich and Joseph E. Whitters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto (including, without limitation, any post-effective amendments), and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of December, 1998.





                                                /s/ Harold S. Handelsman
                                                -----------------------------
                                                Harold S. Handelsman